Convertible Notes	12 Months Ended
Jun. 30, 2025
Debt Disclosure [Abstract]
Convertible Notes

13. Convertible Notes

On February 26, 2020, the Company issued notes at par with an aggregate principal balance of $30 million due on February 26, 2030 that accrue interest at 5.0% per annum, payable semiannually in arrears on June 30 and December 31, commencing June 30, 2020, in cash or in-kind at the option of the Company, with each $1,000 principal amount convertible into 288.0018 shares of the Company’s common stock, subject to the terms therein, prior to maturity at the option of the holder (the Convertible Notes). In addition, on March 10, 2021, the Company issued additional Convertible Notes in an aggregate principal amount of $2.3 million. In June 2024, the Company repurchased $4.2 million of principal for $2.1 million resulting in a realized gain of $2.3 million. In June 2025, the Company repurchased $2.2 million of principal for $1.8 million resulting in a realized gain of $0.5 million.

As of June 30, 2025, the total principal balance of Convertible Notes outstanding was $35.1 million, including cumulative interest paid in-kind. The Convertible Notes are held by a consortium of investors, including $17.0 million issued to certain related parties. As of June 30, 2025, such Convertible Notes issued to related parties include:

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$7.8 million issued to entities associated with Matthew A. Drapkin, including funds managed by Northern Right Capital Management, L.P. (Northern Right), a significant shareholder, which are currently convertible into approximately 2,250,113 shares of the Company's common stock. Mr. Drapkin, a member of the Company’s Board of Directors, is the Chief Executive Officer of Northern Right. Mr. Drapkin and certain funds managed by Northern Right have agreed not to convert its notes into shares of the Company's common stock prior to July 15, 2026.
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$8.3 million issued to entities associated with Jason W. Reese, the Chief Executive Officer and Chairman of the Company’s Board of Directors, including funds managed by ICAM, a significant shareholder, which are currently convertible into approximately 2,400,112 shares of the Company’s common stock. ICAM has agreed to not convert its Convertible Notes into shares of the Company’s common stock prior to November 2025.
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$0.8 million issued to entities associated with Eric J. Scheyer, a member of the Company’s Board of Directors.

In addition, a third party noteholder, PC Elfun, LLC (PC Elfun), was issued $11.4 million of Convertible Notes which are currently convertible into approximately 3,281,402 shares of the Company’s common stock. PC Elfun has agreed not to convert its notes into shares of the Company's common stock indefinitely.

The Company may, subject to compliance with the terms of the Convertible Notes, effect the conversion of some or all of the Convertible Notes into shares of common stock, subject to certain liquidity and pricing requirements, as specified in the Convertible Notes.

The embedded conversion feature in the Convertible Notes qualifies for the scope exception to derivative accounting in FASB ASC Topic 815, Derivatives and Hedging, for certain contracts involving a reporting entity’s own equity. The Company incurred $1.2 million in issuance costs on the original issuance that are amortized over the 10-year term. Convertible Notes recorded on the Company's consolidated balance sheets as of June 30, 2025 and 2024 are summarized in the following table:

(in thousands)	June 30, 2025	June 30, 2024
Convertible Notes principal	$35,063	$35,494
Unamortized debt issuance costs	(461)	(594)
Convertible Notes	34,602	34,900

The Company incurred interest expense of $1.9 million and $2.1 million related to the Convertible Notes for the years ended June 30, 2025 and 2024, respectively, inclusive of non-cash interest related to amortization of debt issuance costs. Interest was paid in-kind by issuing $1.8 million and $1.9 million of additional Convertible Notes to holders for the years ended June 30, 2025 and 2024, respectively.